Exhibit 10.72

AMENDMENT
TO THE
IDAHO POWER COMPANY EMPLOYEE SAVINGS PLAN

WHEREAS, Idaho Power Company (“Employer”) previously established and currently maintains a qualified retirement plan and trust which is known and designated as captioned above (“Plan”); and
WHEREAS, the Employer desires to amend the Plan to ensure compliance with the Internal Revenue Code (“Code”) Section 401(a)(9) final regulations, Code Section 401(k) and 401(m) final regulations, and Code Section 415 regulations;
NOW THEREFORE, the Employer hereby amends the Plan, effective as of the dates stated below, as follows:

FIRST: Except as otherwise provided, the article, section, and/or paragraph designations and/or numbering in this Amendment are solely for purposes of this Amendment and do not relate to any Plan article, section, paragraph or other numbering designations. The terms used below, whether or not defined, shall be interpreted in a manner consistent with those used in the Plan and/or as required by applicable law as the context dictates.

SECOND: The following provisions are effective January 1, 2003 and are intended to ensure compliance with the Code Section 401(a)(9) final regulations, and therefore supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment as follows:

Section 1.1. Time and Manner of Distribution

(a)    Required Beginning Date. The Participant's entire benefits must be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(b)    Death of Participant Before Distributions Begin. If the Participant dies before distributions begin (see below), the Participant's entire benefits will be distributed, or begin to be distributed, no later than as follows:

(i)    If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(ii)    If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, the Participant's entire benefits will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iii)    If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire benefits will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iv)    If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this subsection 1.1(b), other than subsection 1.1(b)(i), will apply as if the surviving Spouse were the Participant.

For purposes of this subsection 1.1(b) and Section 1.3, unless subsection 1.1(b)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date.  If subsection 1.1(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subsection 1.1(b)(i).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under subsection 1.1(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

(c)    Forms of Distribution. Unless the Participant's benefits are distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 1.2 and 1.3. If the Participant's benefits are distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code § 401(a)(9) and the Treasury Regulations.

Section 1.2. Required Minimum Distributions During Participant's Lifetime

(a)    Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(i)    the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in § 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(ii)    if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in § 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

(b)    Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 1.2 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

Section 1.3. Required Minimum Distributions After Participant's Death

(a)     Death On or After Date Distributions Begin

(i)    Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

(A)    The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)    If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

(C) If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(ii)    No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)    Death Before Date Distributions Begin

(i)     Participant Survived by Spousal Designated Beneficiary. If the Participant dies before the date distributions begin and the Designated Beneficiary is the Participant's surviving Spouse, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in subsection 1.3(a).

(ii)     Death of Surviving Spouse Before Distributions to Surviving Spouse Are Re-quired to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under subsection 1.1(b)(i), this subsection 1.3(b) will apply as if the surviving Spouse were the Participant.

Section 1.4. Definitions

(a)    “Designated Beneficiary” means the individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under § 401(a)(9) of the Code and § 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(b)    “Distribution Calendar Year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subsection 1.1(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(c)    “Life expectancy” means the life expectancy as computed by use of the Single Life Table in § 1.401(a)(9)-9 of the Treasury Regulations.

(d)    “Participant's Account Balance” means the Account Balance of all the Participant's Accounts as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (“Valuation Calendar Year”) increased by the amount of any Contributions made and allocated or Forfeitures allocated to the Accounts as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account Balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

    (e)    Required Beginning Date

(i)    Non-5% Owners. The Required Beginning Date of a Participant who is not a 5% owner is April 1st of the calendar year following the calendar year in which the later of retirement or attainment of age 70½ occurs.

(ii)    5% Owners. The Required Beginning Date of a Participant who is a 5% owner is April 1st fol-lowing the calendar year in which the Participant attains age 70½.

(iii)    Transitional Rules. The Plan hereby incorporates any transitional rules that apply to the definition of Required Beginning Date. In particular, in connection with the Small Business Job Protection Act of 1996, Participants who after the enactment of such Act were at least age 70½, were not 5% owners, and who were still employed by the Employer, were given the option to not receive the minimum distributions required under the law as the law existed prior to such Act (and instead such Participants will receive such minimum distributions that are required under the Plan as hereby restated under the Act (e.g., when the over-age-70½ Participant retires pursuant to subsection 1.4(e)(i))).

(iv)    “5% Owner” means, for purposes of this Section, a Participant who is a 5% owner of the Employer as defined in Code § 416(i) (but determined without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70½ (or any other Plan Year as required by the Code or regulations thereunder).

Section 1.5. Construction. Except as otherwise provided, the requirements of this Section 1 shall apply to any distribution of a Participant's benefits and shall take precedence over any inconsistent provisions of this Plan. All distributions required under this Section 1 shall be determined and made in accordance with Treasury Regulations under § 401(a)(9), including the minimum distribution incidental benefit requirement of § 1.401(a)(9)-2 of said Regulations, and those Regulations govern to the extent a conflict exists.

Section 1.6. TEFRA § 242(b) Transitional Rule. In accordance with § 242(b) of The Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), the following transitional rule shall apply:

(a)    Notwithstanding anything in this Section 1 to the contrary and subject to Code § 417, a distribution on behalf of any Participant, including a 5% Owner, may be made in accordance with the following requirements (regardless of when such distribution commences):

(i)    the distribution is one which would not have disqualified this Plan and Trust under Code § 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984;

(ii)    the distribution is in accordance with a method of distribution designated by the Participant whose benefits in the Trust are being distributed or, if the Participant is deceased, by a Beneficiary of such Participant;

(iii)    such designation was in writing, signed by the Participant or the Beneficiary , and made before January 1, 1984;

(iv)    the Participant had accrued a benefit under the Plan as of December 31, 1983; and

(v)    the method of distribution designated specifies the time at which distributions will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

(b)    A distribution upon death will not be covered by the transitional rule contained in this subsection unless the designation contains the information described in subsection (a) with respect to the distributions to be made upon the death of the Participant.

(c)    For any distribution which commences before January 1, 1984 but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a)(i) and (v).

(d)    Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(e)    If a designation is revoked, any subsequent distribution must satisfy the requirements of Code § 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date when distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code § 401(a)(9) and the regulations thereunder, but for the TEFRA § 242(b)(2) election hereunder. Such distributions must also meet the minimum distribution incidental benefit requirements in Treasury Regulations § 1.401(a)(9)-2.

(f)    If an amount is transferred or rolled over from one plan to another plan (including this Plan), the rules in Q&A J-2 and Q&A J-3 of Treasury Regulations § 1.401(a)(9)-1 shall apply.

THIRD: The following provisions are effective January 1, 2006 and are intended to ensure compliance with the Code Section 401(k) and 401(m) final regulations; they supplement the provisions of the Plan that was restated on December 31, 2009 (which, to the extent necessary, the provisions of such are made effective January 1, 2006 and are hereby incorporated by reference) and, to the extent those provisions are inconsistent with the provisions of this Amendment, these provisions supersede them, as follows:

Section 2.1. Elections. The Participant's Deferral Contributions election may be effective only with respect to Compensation paid after the completion of his or her election and, except for occasional bona fide administrative considerations, paid after the Participant's performance of services with respect to which such election is made.

Section 2.2. Dollar Limitation of Deferral Contributions. For purposes of Plan subsection 3.2.1(a), a Participant's Deferral Contributions shall mean, with respect to each calendar year, the sum of any Deferral Contributions made to this Plan, any other employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code § 401(k), any SIMPLE arrangement as described in Code § 408(p)(2)(A)(i), any simplified employee pension contribution as described in Code § 402(h)(1)(B), any employee contribution under a plan as described in Code § 501(c) (18), and any employer contributions made on behalf of a Participant for the purchase of an annuity contract as described in Code § 403(b) pursuant to a salary reduction agreement, and any “Roth” elective deferrals as described in Code § 402A.
Section 2.3. Excess Contributions. Section 10.4.5(a) of the Plan is revised to provide that “excess contributions” means, with respect to a Plan Year, the aggregate of the excess of the Deferral Contributions allocated to the Account of each Highly Compensated Employee over the maxi-mum Deferral Contributions which may be allocated to such Account without failing the Actual Deferral Percentage (“ADP”) Test. The amount of excess contributions shall be calculated by reducing the ADP of the Highly Compensated Employee with the highest ADP to the extent such reduction enables the Plan to satisfy the ADP Test or causes such Participant's

ADP to equal the ADP of the Highly Compensated Employee with the next highest ADP. This process shall be repeated until the Plan satisfies the ADP Test. After the Administrator has determined the excess contribution amount, the Trustee, as directed by the Administrator, will distribute to each Highly Compensated Employee his or her respective share of the excess contributions. The Administrator will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has/have the greatest Deferral Contributions for the Plan Year and reducing such contributions but not to a point below the next highest amount of Deferral Contributions, and then if necessary, reducing the Deferral Contributions of the Highly Compensated Employee(s) with the next greatest amount of contributions, including the Deferral Contributions of the Highly Compensated Employee(s) whose Deferral Contributions the Administrator already has reduced, but to a point not below the next greatest amount of Deferral Contributions, and continuing in this manner until the Trustee has distributed all excess contributions.

Section 2.4. Earnings and Losses. Subsection 4.4.3 of the Plan is revised by adding the following new provisions:

To the extent the Plan requires gap period income, the Administrator may use any reasonable method for computing the Trust Fund earnings and losses allocable to excess contributions, provided that the method does not violate Code § 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the applicable year, and is used by the Plan for allocating Trust Fund earnings and losses to Participant's Accounts. A Plan will not fail to use a reasonable method for computing the Trust Fund earnings and losses allocable to excess contributions merely because the Trust Fund earnings and losses allocable to excess contributions are determined on a date that is no more than 7 days before the distribution of excess contributions.

The Administrator may use the safe harbor method in this paragraph to determine Trust Fund Earnings and losses on excess contributions for the gap period. Under this method, Trust Fund earnings on excess contributions for the gap period are equal to 10% of the Trust Fund earnings and losses allocable to excess contributions for the applicable year that would be determined under subsection 4.4.3, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have so elapsed, a corrective distribution that is made on or before the fifteenth day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

The Administrator may determine Trust Fund earnings and losses for the aggregate of the applicable year and the gap period by applying the method provided in subsection 4.4.3 to this aggregate period. This is accomplished by (A) substituting the Trust Fund earnings and losses for the applicable year and the gap period, for the Trust Fund earnings and losses for the applicable year, and (B) substituting the amounts taken into account under the ADP Test for the applicable year and the gap period, for the amounts taken into account under the ADP Test for the applicable year in determining the fraction that is multiplied by the Trust Fund earnings and losses.

“Applicable year” means the Plan Year to which the excess contributions relate.

Section 2.5. Plan Aggregation Rules. The first sentence of plan subsection 10.4.2 of the Plan is replaced with the following:

In the event that this Plan satisfies the requirements of Code §§ 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this subsection shall be applied by determining the ADP of employees as if all such plans were a single plan. Such plans may be aggregated in order to satisfy Code § 401(k) only if they have the same Plan Year. If a Highly Compensated Employee also participates in another cash or deferred arrangement described in Code § 401(k) which is maintained by the Employer, then this Plan and such other arrangement shall be aggregated and treated as one cash or deferred arrangement for purposes of calculating such Participant's ADP. If a Highly Compensated Employee participates in two or more such cash or deferred arrangements that have different plan years, all such cash or deferred arrangements in which the Participant participates that have plan years ending with or within the same calendar year shall be treated as a single arrangement for purposes of calculating such Participant's ADP. Aggregation under Plan subsection 10.4.2 shall not occur for arrangements that are required to be disaggregated under the Treasury regulations.

Section 2.6. Excess Aggregate Contributions. Subsection 10.5.4 of the Plan is revised to provide that “excess aggregate contributions” means, with respect to a Plan Year and for each Highly Compensated Employee, the aggregate of the excess of the After-Tax and Matching Contributions allocated to the Accounts of the Highly Compensated Employee over the maximum amount of such contributions which may be allocated to such Accounts without failing the Actual Contribution Percentage (“ACP”) Test. The amount of excess aggregate contributions shall be calculated by reducing the ACP of the Highly Compensated Employee with the highest ACP to the extent such reduction enables the Plan to satisfy the ACP Test or causes such Participant's ACP to equal the ACP of the Highly Compensated Employee with the next highest ACP. This process shall be repeated until the Plan satisfies the ACP Test. After the Administrator has determined the excess aggregate contribution amount, the Trustee, as directed by the Administrator, will distribute or forfeit to each Highly Compensated Employee his or her respective shares of the excess aggregate contributions. The Administrator will determine the respective share of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has/have the greatest After-Tax Matching Contributions for the Plan Year and reducing such contributions (but not below the next highest level of After-Tax and Matching Contributions), and then if necessary, reducing such contributions of the Highly Compensated Employee(s) with the next highest level of contributions, including such contributions of the Highly Compensated Employee(s) whose After-Tax and Matching Contributions the Administrator already has reduced (but not below the next highest level of such contributions), and continuing in this manner until the Trustee has distributed all excess aggregate contributions. Any excess aggregate contributions distributed to a Participant shall be increased (or decreased) as determined and allocated in accordance with the provisions of subsection 4.4.3 of the Plan as modified by Section 2.4 of this amendment, except that such shall be applied by substituting “excess contributions” with “excess aggregate contributions” and by substituting amounts taken into account under the ACP Test for amounts taken into account under the ADP Test.

Section 2.7. Plan Aggregation Rules. The following is added to subsection 10.5.2 of the Plan:

In the event that this Plan satisfies the requirements of Code §§ 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this subsection shall be applied by determining the ACP of employees as if all such plans were a single plan. Such plans may be aggregated in order to satisfy § 401(m) of the Code only if they have the same Plan Year. If a Highly Compensated Employee also participates in any other plan or arrangement (under Code §§ 401(a) or 401(k)) which is maintained by the Employer and to which matching contributions, employee contributions or elective deferrals are made, then, for purposes of calculating that Participant's ACP, all the plans in which the Participant is eligible to participate shall be treated as one plan. If a Highly Compensated Employee participates in two or more such arrangements that have different plan years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement for purposes of calculating the Participant's ACP. Aggregation under Plan subsection 10.5.2 shall not occur for arrangements that are required to be disaggregated under the Treasury regulations.

Section 2.8. References to “Roth Contributions” in the provisions of the Plan that define Actual Contribution Percentage and the calculation of Actual Contribution Percentage, are hereby stricken as dictated by the context and as necessary to comply with the Code and Treasury Regulations.  Missing references to “Roth Contributions” in the provision of the Plan that define Actual Deferral Percentage and the calculation Actual Deferral Percentage, are hereby added as dictated by the context and as necessary to comply with the Code and Treasury Regulations.

Section 2.9. Subsections 4.2.6, 10.4.6, and 10.5.6 of the Plan are modified by adding the following: Section 0.11. Miscellaneous Rules

(a)    Targeted Contribution Limit. Qualified Nonelective Contributions (as defined in Treas. Reg. § 1.401(k)-6) cannot be taken into account in determining the ADP or the ACP of a nonhighly compensated employee to the extent such contributions exceed the product of that nonhighly compensated employee's Code § 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan's “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under the ACP Test under Treas. Reg. § 1.401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Treas. Reg. § 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of the ADP Test (including the determination of the “representative contribution rate' under this Section), and in the same manner, any such contribution taken into account in the ADP Test under Treas. Reg. § 1.401(k)-2(a)(6) will not be taken into account under the ACP Test. For purposes of this subsection:

(i)    The Plan's “representative contribution rate” is the lowest “applicable contribution rate” of any eligible nonhighly compensated employee among a group of eligible nonhighly compensated employees that consists of half of all eligible nonhighly compensated employees for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible nonhighly compensated employee who is in the group of all eligible nonhighly compensated employees for the Plan Year and who is employed by the Employer on the last day of the Plan Year).

(ii)    The “applicable contribution rate” for an eligible nonhighly compensated employee in determining the ADP of a nonhighly compensated employee is the sum of the Qualified Matching Contributions (as defined in Treas. Reg. § 1.401(k)-6) taken into account in determining the ADP for the eligible nonhighly compensated employee for the Plan Year and the Qualified Nonelective Contributions made for the eligible nonhighly compensated employee for the Plan Year, divided by the eligible nonhighly compensated employee's Code § 414(s) compensation for the same period.

(iii)    The “applicable contribution rate” for an eligible nonhighly compensated employee in determining the ACP of an nonhighly compensated employee is the sum of the Matching Contributions (as defined in Treas. Reg. § 1.401(m)-1(a)(2)) taken into account in determining the ACP for the eligible nonhighly compensated employee for the Plan Year and the Qualified Nonelective Contributions made for the eligible nonhighly compensated employee for the Plan Year, divided by the eligible nonhighly compensated employee's Code § 414(s) compensation for the same period.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer's obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for a nonhighly compensated employee to the extent such contributions do not exceed 10 percent (10%) of that nonhighly compensated employee's Code § 414(s) compensation.

Qualified Matching Contributions may only be used to calculate an ADP to the extent that such Qualified Matching Contributions are Matching Contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Treas. Reg. § 1.401(m)-2(a)(5)(ii).

(b)    Targeted Matching Contribution Limit. Matching Contributions with respect to Deferral Contributions for a Plan Year are not taken into account under the ACP Test for an nonhighly compensated employee to the extent it exceeds the greatest of: (i) five percent (5%) of the nonhighly compensated employee's Code § 414(s) compensation for the Plan Year; (ii) the nonhighly compensated employee's Deferral Contributions for the Plan Year; and (iii) the product of two (2) times the Plan's “representative matching rate” and the nonhighly compensated employee's Deferral Contributions for the Plan Year. For purposes of this subsection (b), the Plan's “representative matching rate” is the lowest “matching rate” for any eligible nonhighly compensated employee among a group of nonhighly compensated employees that consists of half of all eligible nonhighly compensated employees in the Plan for the Plan Year who make Deferral Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible nonhighly compensated employees in the Plan who are employed by the Employer on the last day of the Plan Year and who make Deferral Contributions for the Plan Year). For purposes of this subsection, the “matching rate” for an Employee generally is the Matching Contributions made for such Employee divided by the Employee's Deferral Contributions for the Plan Year. If the matching rate is not the same for all levels of Deferral Contributions for an Employee, then the Employee's “matching rate” is determined assuming that an Employee's Deferral Contributions are equal to six percent (6%) of Code § 414(s) compensation. If the Plan provides a match with respect to the sum of the

Employee's After-Tax Contributions and Deferral Contributions, then for purposes of this subsection, that sum is substituted for the amount of the Employee's Deferral Contributions in (i) through (iii) above in this subsection and in determining the “matching rate,” and Employees who make either After-Tax Contributions or Deferral Contributions are taken into account in determining the Plan's “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee's After-Tax Contributions, but not Deferral Contributions, then for purposes of this subsection, the Employee's After-Tax Contributions are substituted for the amount of the Employee's Deferral Contributions in (i) through (iii) above in this subsection and in determining the “matching rate,” and Employees who make After-Tax Contributions are taken into account in determining the Plan's “representative matching rate.”

(c)    Limitation on QNECs and QMACs. Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine an ADP to the extent such contributions are taken into account for purposes of satisfying any other ADP Test, any ACP Test, or the requirements of Treas. Reg. §§ 1.401(k)-3, 1.401(m)-3, or 1.401(k)-4. Thus, for example, Matching Contributions that are made pursuant to Treas. Reg. § 1.401(k)-3(c) cannot be taken into account under the ADP Test. Similarly, if the Plan switches from the current year testing method to the prior year testing method pursuant to Treas. Reg. § 1.401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

(d)    Coordination with Other Plan Provisions.

(i)    Excess contributions and excess aggregate contributions are annual additions notwithstanding their correction. Excess deferrals are annual additions unless they are distributed in accordance with the Plan. Deferral Contributions which are excess annual additions that are returned in accordance with the Plan are disregarded in calculating the Employee's Elective Deferrals and the numerators of the ADP and ACP.
(e)    Additional Provisions. (i) Any contributions and any adjustments which are made to any contributions and the determination and treatment of the ADP and ACP shall satisfy such other requirements which may be prescribed by the Secretary of the Treasury. (ii) In conformance with the Code, the Employer may separately apply the ADP and ACP Tests to Employees who are and are not otherwise excludable employees, and also may disaggregate and separately test within the Plan, within the meaning of Code §§ 410(b) and 401(k) and the Treasury regulations thereunder. (iii) The provisions of Code § 401(k)(3)(F) may be used to exclude from consideration all non-highly compensated employees who have not satisfied the mini-mum age and service requirements of Code § 410(a)(1)(A). (iv) The ADP and ACP tests shall be per-formed separately for each commonly con-trolled entity.
(f)    Recordkeeping. The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test, the ACP Test and the amount of contributions used in such tests.

FOURTH: The following provisions are effective the first day of the Plan Year and Limitation Year beginning on or after July 1, 2007 and are intended to ensure compliance with the Code Section 415 final regulations, and therefore supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment as follows:

Section 3.1. Post-Termination Compensation

(a)    Post-Termination. To determine compensation for purposes of Code Section 415 (and not for the purpose of determining contributions), compensation shall not include any amounts paid after an Employee's “severance from employment” (as defined by Treas. Reg. § 1.415(a)-1(f)(5)) with the Employer as provided below.

(i)Compensation shall include payments made after severance from employment by the later of two and one-half (2½) months after severance from employment or the end of the Plan Year that includes the date of severance from employment provided such payment would have been paid to the Employee if employment had continued and the payment is regular compensation for services performed during the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments.

(ii)Compensation shall include payments made after severance from employment by the later of two and one-half (2½) months after severance from employment or the end of the Plan Year that includes the date of severance from employment provided such payment is for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued and if such amounts would have been included in compensation if they were paid prior to the Employee's severance from employment with the Employer.

(iii)Compensation shall not include payments made after severance from employment by the later of two and one-half (2½) months after severance from employment or the end of the Plan Year that includes the date of severance from employment provided such payment is received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment with the Employer and only to the extent that the payment is includable in the Employee's gross income and such amounts would have been included in compensation if they were paid prior to the Employee's severance from employment with the Employer.

(iv)Compensation shall include amounts paid after an Employee's severance from employment with the Employer if the Employee is not currently performing services for the Employer by reason of qualified military service (as defined by Code Section 414(u)(1)) to the extent the payments do not exceed the amounts the Employee would have received if the Employee had continued to perform services for the Employer rather than entering qualified military service.

(v)    Compensation shall not include amounts paid after an Employee's severance from employment with the Employer notwithstanding that the Employee is permanently and totally disabled (as defined by Code Section 22(e)(3)).

(b)    Notwithstanding any provision of the Plan to the contrary, compensation that may be deferred as Section 401(k) Contributions shall not be limited to the compensation limit of Code § 401(a)(17).

(c)    Notwithstanding any provision of the Plan to the contrary, Code § 415 Compensation shall be used to determine whether an Employee is a highly compensated employee.

IN ALL OTHER RESPECTS, the Plan is hereby ratified and approved.
This Amendment is adopted this 31st day of August, 2011.

IDAHO POWER COMPANY,
FIDUCIARY COMMITTEE

/s/ Darrel T. Anderson
Darrel T. Anderson

/s/ Luci K. McDonald
Luci K. McDonald

/s/ Daniel B. Minor
Daniel B. Minor